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                                                                 Exhibit (a)(27)

                                 THE GALAXY FUND
                        (A Massachusetts Business Trust)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

          I, W. Bruce McConnel, do hereby certify as follows:

               (1) That I am the duly elected Secretary of The Galaxy Fund ("Galaxy");

               (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust (i) at the regular meeting of the Board held on December 4, 2003;

               (3) That the following resolutions were duly adopted at the meeting by the Board of Trustees of the Trust:

          i. Classification of Shares (Prime Reserves).

          RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Galaxy be, and hereby are, classified into four additional separate series of shares which shall be designated Class BB - Special Series 1, Class BB - Special Series 2, Class BB - Special Series 3 and Class BB - Special Series 4, all such series representing interests in the Prime Reserves;

          FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class BB - Special Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class BB - Special Series 2 shares, Class BB - Special Series 3 shares and Class BB - Special Series 4 shares and any other shares of beneficial interest in Galaxy now or hereafter designated as Class BB shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class BB shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class BB - Special Series 1 share, Class BB - Special Series 2 share, Class BB - Special Series 3 share and Class BB - Special Series 4 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any

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          proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that, except as otherwise provided hereby, each Class BB - Special Series 1 share, Class BB - Special Series 2 share, Class BB - Special Series 3 share and Class BB - Special Series 4 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class BB shares (irrespective of series designation); and

          FURTHER RESOLVED, that each Class BB - Special Series 1 share, Class BB - Special Series 2 share, Class BB - Special Series 3 share and Class BB - Special Series 4 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class BB share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class BB shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class BB shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

          (a) only Class BB - Special Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class BB - Special Series 1, as well as any other expenses and liabilities directly attributable to Class BB - Special Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (b) only Class BB - Special Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class BB - Special Series 2, as well as any other expenses and liabilities directly attributable to Class BB - Special Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (c) only Class BB - Special Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class BB - Special Series 3, as well as any other expenses and liabilities directly

                                      -2-

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               attributable to Class BB - Special Series 3 shares which the
               Board of Trustees determines should be borne solely by shares of such Series;

          (d) only Class BB - Special Series 4 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class BB - Special Series 4, as well as any other expenses and liabilities directly attributable to Class BB - Special Series 4 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (e) Class BB - Special Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class BB shares other than shares of its Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class BB other than Class BB - Special Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (f) Class BB - Special Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class BB shares other than shares of its Special Series 2, as well as any other expenses and liabilities directly attributable to shares of Class BB other than Class BB - Special Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (g) Class BB - Special Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class BB shares other than shares of its Special Series 3, as well as any other expenses and liabilities directly attributable to shares of Class BB other than Class BB - Special Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (h) Class BB - Special Series 4 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class BB shares other than shares of its Special Series 4, as well as any other expenses and liabilities directly attributable to shares of Class BB other than Class BB - Special Series 4 shares which the Board of Trustees determines should be borne exclusively by such other shares;

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          (i)  on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class BB - Special Series 1 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class BB - Special Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class BB - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class BB - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class BB - Special Series 1 shares;

          (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class BB - Special Series 2 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class BB - Special Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class BB - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class BB - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class BB - Special Series 2 shares;

          (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class BB - Special Series 3 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class BB - Special Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class BB - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter

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               does not affect Class BB - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class BB - Special Series 3 shares;

          (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class BB - Special Series 4 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class BB - Special Series 4 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class BB - Special Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class BB - Special Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class BB - Special Series 4 shares;

          (m) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (b), (c) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class BB - Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class BB - Special Series 1 shares, such shares shall be entitled to vote, and in such case, Class BB - Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

          (n) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), (c) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class BB - Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class BB - Special Series 2 shares, such shares shall be entitled to vote, and in such case, Class BB - Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the

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               matter and not by class or series, except where otherwise
               required by law or permitted by the Board of Trustees;

          (o) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (a), (b) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class BB - Special Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class BB - Special Series 3 shares, such shares shall be entitled to vote, and in such case, Class BB - Special Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

          (p) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), (b) or (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class BB - Special Series 4 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class BB - Special Series 4 shares, such shares shall be entitled to vote, and in such case, Class BB - Special Series 4 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

               FURTHER RESOLVED, that Class BB - Special Series 1 shares shall be known as Premier Shares, Class BB - Special Series 2 shares shall be known as Institutional Shares, Class BB - Special Series 3 shares shall be known as Select Shares and Class BB - Special Series 4 shares shall be known as Preferred Shares.

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          ii.  Classification of Shares (Government Reserves).

          RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Galaxy be, and hereby are, classified into an additional separate series of shares which shall be designated Class CC - Special Series 1, such series representing interests in the Government Reserves;

          FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class CC - Special Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of any other shares of beneficial interest in Galaxy now or hereafter designated as Class CC shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class CC shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class CC - Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that, except as otherwise provided hereby, each Class CC - Special Series 1 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class CC shares (irrespective of series designation); and

          FURTHER RESOLVED, that each Class CC - Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class CC share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class CC shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class CC shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

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          (a)  only Class CC - Special Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class CC - Special Series 1, as well as any other expenses and liabilities directly attributable to Class CC - Special Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (b) Class CC - Special Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class CC shares other than shares of its Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class CC other than Class CC - Special Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class CC - Special Series 1 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class CC - Special Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class CC - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class CC - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class CC - Special Series 1 shares; and

          (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class CC - Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class CC - Special Series 1 shares, such shares shall be entitled to vote, and in such case, Class CC - Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                                      -8-

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               FURTHER RESOLVED, that Class CC - Special Series 1 shares shall be known as Premier Shares.

          iii. Classification of Shares (Tax-Exempt Reserves).

          RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Galaxy be, and hereby are, classified into four additional separate series of shares which shall be designated Class DD - Special Series 1, Class DD - Special Series 2, Class DD - Special Series 3 and Class DD - Special Series 4, all such series representing interests in the Tax-Exempt Reserves;

          FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class DD - Special Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class DD - Special Series 2 shares, Class DD - Special Series 3 shares and Class DD - Special Series 4 shares and any other shares of beneficial interest in Galaxy now or hereafter designated as Class DD shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class DD shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class DD - Special Series 1 share, Class DD - Special Series 2 share, Class DD - Special Series 3 share and Class DD - Special Series 4 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that, except as otherwise provided hereby, each Class DD - Special Series 1 share, Class DD - Special Series 2 share, Class DD - Special Series 3 share and Class DD - Special Series 4 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class DD shares (irrespective of series designation); and

          FURTHER RESOLVED, that each Class DD - Special Series 1 share, Class DD - Special Series 2 share, Class DD - Special Series 3 share and Class DD - Special Series 4 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class DD share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class DD shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class DD shares by the Board of

          Trustees in accordance with Galaxy's Declaration of Trust; provided, however, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

          (a) only Class DD - Special Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class DD - Special Series 1, as well as any other expenses and liabilities directly attributable to Class DD - Special Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (b) only Class DD - Special Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class DD - Special Series 2, as well as any other expenses and liabilities directly attributable to Class DD - Special Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (c) only Class DD - Special Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class DD - Special Series 3, as well as any other expenses and liabilities directly attributable to Class DD - Special Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (d) only Class DD - Special Series 4 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class DD - Special Series 4, as well as any other expenses and liabilities directly attributable to Class DD - Special Series 4 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (e) Class DD - Special Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class DD shares other than shares of its Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class DD other than Class DD - Special Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (f) Class DD - Special Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class DD shares other than shares of its Special Series 2, as well as any other expenses and liabilities directly attributable to shares of Class DD other than Class DD - Special Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (g) Class DD - Special Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class DD shares other than shares of its Special Series 3, as well as any other expenses and liabilities directly attributable to shares of Class DD other than Class DD - Special Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (h) Class DD - Special Series 4 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class DD shares other than shares of its Special Series 4, as well as any other expenses and liabilities directly attributable to shares of Class DD other than Class DD - Special Series 4 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class DD - Special Series 1 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class DD - Special Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class DD - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class DD - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class DD - Special Series 1 shares;

          (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class DD - Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class DD - Special Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class DD
               - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class DD - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class DD - Special Series 2 shares;

          (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class DD - Special Series 3 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class DD - Special Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class DD - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class DD - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class DD - Special Series 3 shares;

          (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class DD - Special Series 4 shares shall be entitled to vote, except that:
               (i) if said matter affects shares of beneficial interest in Galaxy other than Class DD - Special Series 4 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class DD - Special Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class DD - Special Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class DD - Special Series 4 shares;

          (m) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (b), (c) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class DD - Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class DD - Special Series 1 shares, such shares shall be entitled to vote, and in such case, Class DD - Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

          (n) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), (c) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class DD - Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class DD - Special Series 2 shares, such shares shall be entitled to vote, and in such case, Class DD - Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

          (o) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (a), (b) or (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class DD - Special Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class DD - Special Series 3 shares, such shares shall be entitled to vote, and in such case, Class DD - Special Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

          (p) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), (b) or (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of

               Galaxy, Class DD - Special Series 4 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class DD - Special Series 4 shares, such shares shall be entitled to vote, and in such case, Class DD - Special Series 4 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

               FURTHER RESOLVED, that Class DD - Special Series 1 shares shall be known as Premier Shares, Class DD - Special Series 2 shares shall be known as Institutional Shares, Class DD - Special Series 3 shares shall be known as Select Shares and Class DD - Special Series 4 shares shall be known as Preferred Shares.

               (4) That the foregoing resolutions remain in full force and effect on the date hereof.


                                         /s/ W. Bruce McConnel
                                         ---------------------------------------
                                         W. Bruce McConnel
                                         Secretary

Dated: January 5, 2004

Subscribed and sworn to before
me this 5th day of January, 2004


/s/ Dorothea A. Natale
---------------------------------
Dorothea A. Natale
Notary Public